SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2015

Alkame Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 21, 2014, Alkame Holdings, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Definitive Agreement (the “Agreement”) with Xtreme Technologies, Inc., an Idaho corporation (“Xtreme”). Pursuant to the terms of the Agreement, the Company agreed to acquire all of the issued and outstanding capital stock of Xtreme in exchange for certain consideration as set forth in the Agreement.

On January 16, 2015, the parties to the Agreement entered into an amendment (the “Amendment”) that changes, among other things, the Closing Date (defined below).

In accordance with the terms of the Agreement and Amendment, the Company agreed to purchase all of the outstanding shares of Xtreme for the purchase price of $2,000,000.00, payable as follows:

  A cash payment of $50,000 has been previously paid as a non-refundable deposit;

  The Closing Date is effective as of January 13, 2015;

  An additional cash payment of $525,000 shall be paid within one hundred and twenty (120) days of the Closing Date, which, along with the initial $50,000 deposit, shall pay the obligations on Xtreme’s balance sheet;

  The balance of $1,425,000 shall be payable by the issuance of shares of the Company’s Series B Preferred Stock to be divided pro rata among the Company’s shareholders of record as of the Closing Date. The Series B Preferred Stock shall include an option to convert each share of Series B Preferred Stock into one share of the Company’s Common Stock. The Series B Preferred Stock shall be held in escrow along with the issued and outstanding shares of Xreme’s capital stock pending the full payment of $525,000. If the payment is not made in full, the Series B Preferred Stock will revert back to the Company and Xtreme’s issued and outstanding capital stock will return to the shareholders of Xtreme and the transaction shall be rescinded; and

  One of Xtreme’s previous officers and directors holds outstanding options to purchase up to 1,009,000 shares of Xtreme’s common stock at the price of $0.10 per share. At the Closing Date, pursuant to Idaho law, Xtreme shall notify this previous officer and director of his 30-day right to exercise any or all of his remaining options. If he elects to exercise any of his options within such 30-day period, the Company agrees to issue additional shares of Series B Preferred Stock in exchange for such Xtreme shares.

The Amendment also requires that the Company guarantee the obligations on employment agreements for Xtreme’s key employees, namely, Keith Fuqua, Timm Ott and Casey Henry. The employment agreements with Messrs. Fuqua, Ott and Henry have the terms set forth in the following table.

Employee	Position	Term	Compensation	Commission	Benefits	Severance
Keith Fugua	Operations Director	One year	$70,000 annually and annual bonus	5% on gross sales made to Walmart	Benefit plans	6 months’ severance for termination in certain instances; residual commissions for 1 year
Timm Ott	Sales and Marketing Director and Treasurer	One year	$2,700 per month salary and annual bonus	$1.00 per case of product sold	Benefit plans	6 months’ severance for termination in certain instances
Casey Henry	Manufacturing Director	One year	$4,350 per month and annual bonus	$1.00 per case of product sold	Benefit plans	6 months’ severance for termination in certain instances

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In addition, after the Closing Date, Xtreme’s current officers and directors, namely, Jeffery J. Crandall, John N. Marcheso and Michael J. Bibin, shall continue to serve in that capacity until the $525,000 is paid in full. The Company’s President and CEO, Robert K. Eakle and two (2) additional representatives of the Company shall be appointed as directors of Xreme and shall serve together with the other directors until the $525,000 is paid in full. In addition, Mr. Eakle shall be named as President and Chief Executive Officer of Xtreme. Until the $525,000 is paid in full, the officers and directors of Xtreme shall not make any material change in the company’s business and operations without unanimous consent of the directors. If the $525,000 is not paid in full within one hundred twenty (120) days of the Closing Date, then the appointments of Mr. Eakle and the other two Company representatives as interim officers and directors shall be terminated. Upon payment of $525,000 in full to Xtreme, all former officers and directors of Xtreme shall resign and full control of Xtreme shall be tendered to the Company.

The Company previously held a three year limited exclusive distribution agreement with Xtreme for the consumer market. The Company was permitted to distribute the technologically enhanced bottled water in the consumer market in the United States, Canada and Mexico. As a result of the Agreement and Amendment, Xtreme became a wholly-owned subsidiary of the Company and the Company acquired the patents on the proprietary process that the Company believes is the most technologically advanced in water treatment systems for complete hydration. The Company will now assume the operations of Xtreme and continue its business of distributing technologically enhanced bottled water.

A copy of the Agreement is attached as Exhibit 2.1 to the Company’s Form 8-K filed on April 22, 2014 with the Securities and Exchange Commission and incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Agreement and Amendment is qualified in its entirety by reference to the full text of the Agreement and Amendment.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company will issue 35,625,000 shares of its Series B Preferred Stock to the shareholders of Xtreme.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.2	Amendment Stock Purchase Definitive Agreement, dated January 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 2015	Alkame Holdings, Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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